EXHIBIT 10.39

PROPERTY RESERVES AGREEMENT

755498

THIS PROPERTY RESERVES AGREEMENT (as the same may from time to time hereafter be modified, supplemented or amended, this "Agreement") is made as of January  19, 2007 by VMS NATIONAL PROPERTIES, an Illinois general partnership ("Borrower"), and PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation ("Lender").

RECITALS

Lender has agreed to make a loan (the "Loan") in the original principal amount of Forty-nine Million and 00/100 Dollars ($49,000,000.00) (the "Loan Amount") to Borrower as set forth in the Loan Documents, executed by and between Lender and Borrower; and

The Loan is evidenced by Borrower's Secured Promissory Note made payable and delivered to Lender (as may be modified, amended, supplemented, extended or consolidated in writing, and any note(s) issued in exchange therefor or in replacement thereof, the "Note") and further evidenced and secured by, among other things, a "Mortgage" (it being agreed that Mortgage as hereinafter used shall be construed to mean "mortgage" or "deed of trust" or "trust deed" or "deed to secure debt" as the context so requires) on certain real estate, together with all existing improvements constructed thereon, said Premises being more particularly described in said Mortgage.

NOW THEREFORE, in consideration of the making of the Loan, the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower, intending to be legally bound, agree as follows:

1.

Property Reserves.

Borrower has agreed to deposit with Lender  a letter of credit(s) (if more than one, collectively if the context so requires the "Letter of Credit") as detailed below to be held by Lender to reimburse Borrower for the costs of certain capital improvements to the Premises as described in Schedule 1 hereto and such other capital improvements to the Premises that Lender determines, in its sole discretion, provide a material benefit/improvement to the Premises upon completion thereof  (i.e. roof replacement/repair, new decks, rehabilitation of individual units)   ("Capital Improvements").  The Letter of Credit and any renewal or replacement thereof and any proceeds therefrom shall be held by Lender as additional security for the Loan and are hereafter referred to as the "Property Reserves".  The term "Escrow Release" as used herein shall refer to a disbursement of funds and/or a reduction of a Letter of Credit, as applicable.

a.

On the Closing Date, Borrower shall deliver an acceptable Letter of Credit in the amount of $1,081,157.00 to cover the cost of Capital Improvements.

2.

Borrower shall deliver to Lender not later than 30 days prior to the expiration date of any Letter of Credit and any renewal or replacement Letter of Credit, a renewal or replacement unconditional, irrevocable bank Letter of Credit identical in terms and amount and issued by a United States bank acceptable to Lender.  If Borrower shall fail to deliver any renewal or replacement Letter of Credit in accordance with the foregoing requirements, Lender may, in its discretion, draw upon any Letter of Credit then in its possession and hold such proceeds in accordance with the terms hereof.

Lender reserves the right to periodically review the financial condition of the issuing bank for any Letter of Credit and any renewal or replacement Letter of Credit and if Lender determines that the issuing bank no longer satisfies the criteria set forth above, Lender may require a replacement Letter of Credit in form and substance and from a United States bank acceptable to Lender.

3.

Standard Disbursement Requirements.  The following shall be defined as "Standard Disbursement Requirements":

(i)

copies of unconditional lien waivers for work completed which is the subject of the Escrow Release request;

(ii)

a title search in form and substance reasonably acceptable to Lender and if such search discloses conditions unacceptable to Lender or Lender deems it reasonably necessary, then such endorsements or other assurances reasonably satisfactory to Lender from the title insurance company insuring the continued first lien priority of the Mortgage;

(iii)

to the extent Lender deems reasonably necessary and to the extent that same are available and appropriate for the work which is the subject of the Escrow Release request, any or all of the following at Lender's discretion:  (A) all permits, bonds, licenses and approvals, whether necessary for commencement, performance, completion, occupancy, use or otherwise required by any applicable laws for the stage of work so completed; (B) a copy of the construction contract and any change orders and addenda thereto; (C) a statement from an architect, contractor or engineering consultant, in Lender's reasonable discretion, as to the extent and cost of the work so completed; and/or (D) other evidence as reasonably determined by Lender showing that Borrower has completed and performed the portion of the work which is the subject of the Escrow Release request; and

(iv)

Lender having inspected, or having expressly waived in writing such inspection, and approved the completed portion of the work which is the subject of the Escrow Release request.  Lender shall not require said inspection more than once per calendar year.

4.

Capital Improvements.

a.

Except as hereinafter provided and so long as no Event of Default has occurred and is continuing under the Loan Documents, Lender shall allow Escrow Release(s) in the amounts hereinafter specified in accordance with the following terms and conditions:

(i)

Escrow Release(s) shall be for an amount equal to the actual costs and expenses incurred by Borrower in completing any Capital Improvements;

(ii)

Borrower shall submit written Escrow Release requests to Lender for Capital Improvements no more than once per calendar month and each such request shall be for an aggregate amount of not less than $25,000 (excluding the final disbursement); and

(iii)

Escrow Release(s) shall be conditioned upon Borrower furnishing to Lender with its written request, at Lender's discretion, the Standard Disbursement Requirements.

5.

Interest on Property Reserves.  Provided no Event of Default has occurred under any of the Loan Documents, Lender agrees to credit Borrower with interest earnings on the cash portion of the Property Reserves, (excluding however any cash proceeds resulting from Lender having drawn on any Letter of Credit or any renewal or replacement thereof); provided, however, that interest shall cease to be credited on any portion of the Property Reserves at such time as they have been disbursed to Borrower or otherwise applied in any manner provided in this Agreement or in the other Loan Documents.  Interest shall be credited on the average balance of the cash portion of the Property Reserves for the preceding calendar month or any portion of such preceding calendar month on or before the tenth (10th) day of each calendar month at a rate equal to the thirty-day average of the daily 30-day Dealer Commercial Paper Rate as published in the Wall Street Journal or similar financial publication, less 200 basis points.  Interest shall be disbursed to Borrower at such time and in the same manner as provided for disbursement of Property Reserves.

6.

Administration/Inspection Fee.  Lender shall be entitled to charge Borrower a reasonable processing fee for administering and reviewing an Escrow Release, not to exceed $500.00.  Lender shall also be entitled to charge Borrower reasonable processing fees both for reviewing any renewal or replacement Letter of Credit which Borrower is required to provide as well as for drawing upon any Letter of Credit held pursuant to the terms hereof (the processing fee for reviewing any renewal or replacement Letter of Credit shall not exceed $250.00).  Borrower shall be responsible for payment of all costs, fees and charges in connection with any reduction, renewal or replacement of the Letter of Credit which are assessed by the issuing bank.

Additionally, Lender shall be entitled to charge Borrower for any reasonable costs incurred by Lender in inspecting the Premises, not to exceed $750.00.

7.

Security Agreement.  This Agreement and the escrow of the Property Reserves under the terms hereof are intended to create a prior perfected security interest in the Property Reserves.  As more fully described in the Loan Documents, Borrower has assigned, conveyed, pledged and transferred to Lender and granted to Lender a first and continuing lien on and security interest in and to, among other things, all of Borrower's right, title and interest in and to the Property Reserves, which secure the full and punctual payment and performance of all of the Indebtedness.  Nothing contained herein shall cause Lender to be deemed a trustee of any Letter of Credit, any renewal thereof or any proceeds therefrom.  The Property Reserves shall not constitute any deposit or account of the Borrower or monies to which the Borrower is entitled upon demand, or upon the mere passage of time.  Lender shall not be required to segregate the Property Reserves or hold them in any separate account for the benefit of the Borrower.  Upon the payment in full of all sums due to Lender under the Loan Documents, Lender shall promptly deliver the then existing Property Reserves to Borrower.

8.

Event of Default.  Upon the occurrence of an Event of Default under any of the Loan Documents, Lender may, with respect to the Property Reserves, or any portion thereof, exercise all enforcement rights and remedies granted to Lender under the Loan Documents and in addition to all other rights and remedies granted to Lender under the Loan Documents, Lender may, at its option, use such funds partially or in full (including any portion or all of the proceeds resulting from drawing on any Letter of Credit), in such order and preference as Lender may determine, to (1) cure or partially cure any Event of Default; (2) complete the work which is the subject of this Agreement; (3) pay any interest accrued under the terms of the Note; (4) pay any other Indebtedness; (5) pay the Make Whole Premium, if any, due and payable; (6) prepay the principal amount of the Loan or any part thereof; or (7) hold such funds in a non-interest bearing account as additional security for the Loan.  In the event the Property Reserves or any portion thereof are applied to prepay the principal amount of the Loan or any part thereof, Borrower waives any right to prepay the principal amount in whole or in part without premium, and agrees to pay, as liquidated damages and not as a penalty, a Make Whole Premium on any principal amount prepaid.  Notwithstanding anything contained herein to the contrary, nothing shall be construed to (a) make Lender responsible for performing or completing the work which is the subject of this Agreement, (b) require Lender to expend sums to complete the work which is the subject of this Agreement which are in excess of such amounts then allocated by Lender for such items, or (c) obligate Lender to demand from Borrower additional sums to complete the work which is the subject of this Agreement.

9.

Cost Overruns.  In the event that the costs and expenses incurred by Borrower in completing any work which is the subject of this Agreement exceed the respective amounts allocated by Lender for such items of expense, Borrower shall be responsible for the payment (from sources other than the Property Reserves) of such excess costs and expenses.

10.

Notices.  All notices required to be sent hereunder shall be deemed to be an adequate and sufficient notice if given in accordance with the notice provisions of the Mortgage.

11.

Governing Law.  This Agreement shall be governed, construed, and enforced in accordance with the laws of the state in which the Premises is located, without regard to its conflicts of law principles.

12.

Headings.  The headings used herein are for convenience only and are not to be used in interpreting this Agreement.  Capitalized terms used herein and not otherwise defined shall have those meanings given to them in the Loan Documents.  Notwithstanding anything herein to the contrary, the terms and provisions of this Agreement as to Escrow Release(s) shall control over any provisions in the other Loan Documents to the contrary.

13.

Amendments.  This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the parties hereto.

14.

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original; and such counterparts when taken together shall constitute but one agreement.

15.

Inapplicable Provisions.  If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

16.

Successors and Assigns.  This Agreement and all the provisions hereof shall inure to the benefit of the heirs, successors and assigns of Lender and shall bind the heirs, representatives, and permitted successors and assigns of Borrower.

(Signatures on next page)

IN WITNESS WHEREOF, Borrower and Lender have hereunto caused this Agreement to be executed the date first above written.

LENDER:

PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation

By:

PRINCIPAL REAL ESTATE INVESTORS, LLC, a Delaware limited liability company, its authorized signatory

By

__________________________

Name:

Title:

By

__________________________

Name:

Title:

(Signatures continued on following page)

BORROWER:

VMS NATIONAL PROPERTIES, an Illinois general partnership

By:

VMS NATIONAL RESIDENTIAL PORTFOLIO I, an Illinois limited partnership

By:

MAERIL, INC., a Delaware

                        corporation, its general partner

       By: /s/Patti K. Fielding

       Name:  Patti K. Fielding

                Title:  Executive Vice President

                           and Treasurer

By:

VMS NATIONAL RESIDENTIAL PORTFOLIO II, an Illinois limited partnership

By:

MAERIL, INC., a Delaware

                        corporation, its general partner

       By: /s/Patti K. Fielding

       Name:  Patti K. Fielding

                Title:  Executive Vice President

                           and Treasurer